UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

LSC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37729

DE	36-4829580
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1400, Chicago IL 60606	(773) 272-9200
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information in Item 3.02 with respect to the registration rights agreement described below is incorporated into this Item 1.01 by reference.

Item 3.02.	Unregistered Sale of Equity Securities

On July 28, 2017, LSC Communications, Inc. (the “Company”),acquired Fairrington Transportation Corp., F.T.C. Transport, Inc. and F.T.C. Services, Inc. (collectively, the “Fairrington Entities”) pursuant to an Agreement and Plan of Merger, dated as of July 28, 2017 (the “Merger Agreement”), among the Company, Fairrington, LLC, a wholly-owned subsidiary of the Company, Dispatch Merger Sub 1, Inc., a wholly-owned subsidiary of the Company, Dispatch Merger Sub 2, a wholly-owned subsidiary of the Company, the Fairrington Entities and the Victor G. Warren Revocable Trust dated July 14, 1993 (the “Acquisition”). The consideration paid by the Company pursuant to the terms of the Merger Agreement consisted of an amount in cash (as adjusted for customary purchase price adjustments, including outstanding indebtedness, working capital and transaction expenses) and 964,319 shares of common stock, $0.01 par value per share, of the Company.

The stock portion of the consideration was issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and was not registered under any state securities laws. The Company relied on representations to support such exemption, including with respect to each of the shareholder’s status as an “accredited investor” (as defined by Rule 501 under the Securities Act), their acquisition of the shares of Company common stock for purposes of investment and not resale, and their ability to bear the entire loss of their investment.

In connection with the issuance of common stock in the Acquisition, the Company entered into a registration rights agreement providing, among other things, that the Company would in good faith use commercially reasonable efforts to register the shares of common stock so issued within 30 days after the Company becomes eligible to register shares on a Form S-3 Registration Statement, subject to certain exceptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC COMMUNICATIONS, INC.

Date: July 31, 2017	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Chief Administrative Officer & General Counsel